PITCAIRN FUNDS

                            INTERNATIONAL EQUITY FUND

              SUPPLEMENT DATED DECEMBER 11, 2002 TO THE PROSPECTUS
                             DATED FEBRUARY 28, 2002

This Supplement will notify you of several important changes to the management of the International Equity Fund (the "Fund"), a series of the Pitcairn Funds (the "Trust"), that were approved by the Board of Trustees ("Board") of the Trust at a meeting held on December 10, 2002. As explained in more detail below, these changes include the addition of two Managers, so that there will be a total of three Managers, each of which will manage a discrete portion of the assets of the Fund (each a "Portfolio") in a particular style. Pitcairn Investment Management, the Fund's Adviser, will reserve a small portion of the Fund's assets (not to exceed 5%), and will manage that portion for liquidity needs of the Fund. The balance of the Fund's assets will be allocated to the Portfolios. The amount of assets allocated to each Portfolio will be determined at the discretion of the Fund's Adviser and initially is expected to be approximately one-third of the Fund's assets in each Portfolio. The changes will become effective January 1, 2003.

                               INVESTMENT STRATEGY

The Fund's investment objective -- long-term capital appreciation -- and its emphasis on international equity securities will remain the same. The "Investment Strategy" described on page 23 of the Prospectus will be replaced with the following:

     The International Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of the value of its assets in equity securities of issuers located in at least three foreign countries. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund uses a multi-manager approach, relying on several Managers with differing investment philosophies to manage the Fund's assets under the general supervision of the Adviser. The Managers' investment philosophies are as follows:

     Oechsle International Advisors, LLC ("Oechsle") approaches stock selection by focusing on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the Portfolio managed by Oechsle may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     The Boston Company Asset Management, LLC ("TBCAM") has a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics,

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     overall financial health, and positive changes in business  momentum.  This approach seeks to preserve capital in declining markets while adding value in rising markets.

     Brandywine Asset Management, LLC ("Brandywine") adheres to a strictly bottom-up stock selection process. Quantitative screens are used to identify a universe of securities which meet Brandywine's definition of value, and then in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

                            SUB-ADVISERS --- MANAGERS

The second paragraph of "Sub-Advisers --- Managers" on page 36 of the Prospectus will be replaced as follows:

The Adviser has engaged the following three registered investment advisers to serve as Managers to the International Equity Fund:

     Oechsle International Advisors, LLC ("Oechsle") has offices at One International Place, 23rd Floor, Boston, MA 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also has served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund since April 1, 1999. Oechsle was formed in 1986 and, as of September 30, 2002, it had nearly $10.1 billion of assets under management.

     The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of September 30, 2002, TBCAM had approximately $18.4 billion of assets under management.

     Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2002, Brandywine had approximately $7.6 billion of assets under management.

                                 FUND MANAGEMENT

The information concerning the Fund under "Fund Management" on pages 38-39 of the Prospectus will be amended to reflect the two additional Managers, as follows:

THE BOSTON COMPANY ASSET MANAGEMENT, LLC, MANAGER

D. KIRK HENRY

Mr. Henry, Senior Vice President and Co-Director of International Equities, serves as the portfolio manager for the Portfolio managed by TBCAM. He has equity research responsibilities for companies in Continental Europe and Asia (except Japan) and has been with TBCAM since 1994. Prior to that time, he was an Executive Vice President with Cseh International and Associates from 1990 to July 1994. Mr.

Henry received an M.B.A. from the University of Chicago, and a B.A. from Stanford University. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

BRANDYWINE ASSET MANAGEMENT, LLC, MANAGER

PAUL D. EHRLICHMAN

Mr. Ehrlichman, Managing Director of Brandywine, and lead portfolio manager for its international and global value equity products, serves as the portfolio manager for the Portfolio managed by Brandywine. He has responsibility for various aspects of the investment process, including stock selection, portfolio construction, trading and quantitative analysis. He has been with Brandywine since 1988. Prior to that time, he was an Assistant Vice President and portfolio manager for Provident Capital Management, Inc. from 1984 to 1988. Mr. Ehrlichman received his B.S. in Finance and Quantitative Analysis (cum laude) from La Salle University.

                          PRINCIPAL RISKS OF INVESTING

The information on "Principal Risks of Investing" on page 23 of the Prospectus will be amended to add two new final paragraphs, as follows:

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

A principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                      DRAFT
                                 PITCAIRN FUNDS

                            INTERNATIONAL EQUITY FUND

                    SUPPLEMENT DATED DECEMBER 11, 2002 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2002


This Supplement will notify you of several important changes to the management of the International Equity Fund (the "Fund"), a series of the Pitcairn Funds (the "Trust"), that were approved by the Board of Trustees ("Board") of the Trust at a meeting held on December 10, 2002. As explained in more detail below, these changes include the addition of two Managers, so that there will be a total of three Managers, each of which will manage a discrete portion of the assets of the Fund (each a "Portfolio") in a particular style. The amount of assets allocated to each Portfolio will be determined at the discretion of the Fund's Adviser and initially is expected to be approximately one-third of the Fund's assets in each Portfolio. The changes will become effective January 1, 2003.

                                    THE TRUST

The information on "The Trust" in the fifth sentence of the second paragraph on page 3 of the Statement of Additional Information will be amended as follows:

It has engaged Oechsle International Advisors, LLC, The Boston Company Asset Management, LLC, and Brandywine Asset Management, LLC as sub-advisers for the International Equity Fund ...

                            THE ADVISER AND MANAGERS

The information on "The Adviser and Managers" in the third sentence of the third paragraph on page 28 of the Statement of Additional Information will be amended as follows:

Pitcairn has engaged Oechsle International Advisors, LLC ("Oechsle"); The Boston Company Asset Management, LLC ("TBCAM"), and Brandywine Asset Management, LLC ("Brandywine") as the Managers for the International Equity Fund, ...

The information on "The Adviser and Managers" in the first two sentences of the paragraph titled Oechsle International Advisors, LLC on page 30 of the Statement of Additional Information will be amended as follows:

Pursuant to the Sub-Advisory Agreement between the Adviser and Oechsle International Advisors, LLC, Oechsle acts as Manager to a Portfolio of the International Equity Fund. In this capacity, Oechsle, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages a portion of the Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time.

The information on "The Adviser and Managers" in the fifth sentence of the paragraph titled Oechsle International Advisors, LLC on page 30 of the Statement of Additional Information will be deleted.

The information on "The Adviser and Managers" in the first sentence of the paragraph titled Oechsle International Advisors, LLC on page 30 of the Statement of Additional Information will be amended to add two new paragraphs as follows:

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Pursuant to the Sub-Advisory Agreement between the Adviser and The Boston Company Asset Management, LLC, TBCAM acts as Manager to a Portfolio of the International Equity Fund. In this capacity, TBCAM, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages a portion of the Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. TBCAM is a wholly owned subsidiary of Mellon Financial Corporation. TBCAM's principal place of business is Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

BRANDYWINE ASSET MANAGEMENT, LLC

Pursuant to the Sub-Advisory Agreement between the Adviser and Brandywine Asset Management, LLC, Brandywine acts as Manager to a Portfolio of the International Equity Fund. In this capacity, Brandywine, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages a portion of the Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Brandywine's principal place of business is 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801.